1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

                                                                    EXHIBIT 99.3
                                                                    ------------
Exhibit 3.
----------

                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------


            This Common Stock Purchase Agreement (the "Agreement"), is entered into as of October 21st, 2002 by and among 1-800-ATTORNEY, Inc., a Florida corporation (the "Company") and Rubin Investment Group, Inc., a New York Corporation (the "Purchaser").

                                   BACKGROUND
                                   ----------

            The Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company, shares of the Common Stock of the Company, on the terms and conditions set forth in this Agreement. The Company desires to appoint Purchaser, and Purchaser desires to be appointed, to serve as the Chairman of the Company's Board of Directors and as the Chief Executive Officer of the Company. Therefore, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                      TERMS
                                      -----

1.          AUTHORIZATION AND SALE OF SHARES.
            --------------------------------

            1.1 AUTHORIZATION. The Company has authorized the issuance and sale pursuant to this Agreement of Three Million Three Hundred Fifty Thousand (3,350,000) shares of its Common Stock (the "Shares"). The Shares have the rights, restrictions, privileges and preferences set forth in the Articles of Amendment to the Articles of Incorporation attached hereto as Exhibit A (the "Amendment").

            1.2 SALE. Subject to the terms and conditions set forth herein and in the Subscription Agreement (as defined below), the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Shares at the purchase price of Thirty-Eight and Four Tenths Cents ($0.384) per Share.

            1.3 SUBSCRIPTION AGREEMENTS. Simultaneously with the execution and delivery of this Agreement, Purchaser is executing and delivering to the Company a Subscription Agreement for the purchase of the Two Hundred Twenty-Five Thousand (225,000) Shares in the form attached hereto as Exhibit B (the "First Common Stock Subscription Agreement"). At such time as the parties hereto shall agree upon, Purchaser shall execute and deliver to the Company a second Subscription Agreement for the purchase of Three Million One Hundred Twenty-Five Thousand (3,125,000) Shares in the form attached hereto as Exhibit C (the "Second Common Stock Subscription Agreement", and collectively with the First Common Stock Subscription Agreement, the "Subscription Agreements").

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

2.          SALE, PURCHASE AND DELIVERY OF SHARES.
            -------------------------------------

            2.1 SALE AND PURCHASE OF THE SHARES. The sale and purchase of the Shares shall occur concurrently with the execution and delivery of the Subscription Agreements.

            2.2 DELIVERY OF THE SHARES. Subject to the terms and conditions hereof and of the Subscription Agreements, the Company will deliver to the Purchaser, certificates, in such denominations and registered in such name or names as the Purchaser may designate by notice to the Company, representing the Shares to be purchased by the Purchaser from the Company, dated as of the date of the Subscription Agreement(s).

3.          REGISTRATION RIGHTS.
            -------------------

            3.1 DEMAND REGISTRATION. If the Company shall receive from Purchaser, at any time or times beginning on first (1st) anniversary date of the execution of this Agreement and concluding on the fifth (5th) anniversary of the execution of this Agreement, a written request that the Company effect any registration with respect to at least 500,000 of the Shares in an offering to be firmly underwritten by underwriter(s) selected by the Purchaser (which underwriter(s) shall be reasonably acceptable to the Company) the Company shall, as soon as practicable, use its best efforts to file a registration statement covering the Shares so requested to be registered and to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act of 1933 (the "Securities Act") and as would permit or facilitate the sale and distribution of all of such Shares as are specified in such request. The registration statement filed pursuant to the request of the Purchaser may include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

            3.2 PIGGYBACK REGISTRATION. If the Company proposes to register any of its Common Stock either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 3.1 hereof), the Company shall use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance) all the Shares specified in a written request or requests, made by the Purchaser and received by the Company within fifteen (15) days after the Purchaser's receipt of written notice from the Company regarding the proposed registration, which written request may specify the inclusion of all or a part of Purchaser's Shares.

            3.3 EXPENSES OF REGISTRATION. All registration expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 3.1 and 3.2 hereof, shall be borne by the Company; provided, however, that the Purchaser shall bear the registration expenses for any registration proceeding begun pursuant to Section 3.1 and subsequently withdrawn by the Purchaser. All selling expenses relating to securities registered pursuant to Sections 3.1 and 3.2 hereof, shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

4.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby
            ---------------------------------------------
represents and warrants to each Purchaser the following:

            4.1 ORGANIZATION AND STANDING; ARTICLES OF INCORPORATION AND BYLAWS. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in each jurisdiction where the nature of its activities and of its properties (both owned and leased) makes such qualification necessary and where a failure to so qualify would have a material adverse effect on its business or properties. The Amendment has been filed with the Florida Secretary of State on or before the date hereof.

            4.2 CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement, to sell and issue the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.

            4.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all the Company's obligations hereunder and thereunder, and for the authorization, issuance, sale and delivery of the Shares has been taken. This Agreement, when executed and delivered, shall constitute valid and legally binding obligations of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

            4.4 VALIDITY OF SHARES. The Shares, when issued or sold and delivered in compliance with the provisions of this Agreement or the Articles of Incorporation, as amended, as applicable, the Shares will be validly issued, fully paid, and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer imposed by the Bylaws of the Company or under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

            4.5 APPOINTMENT AS CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. Upon execution and delivery of the Second Common Stock Subscription Agreement, and upon the Company's receipt of the purchase price provided in the Second Common Stock Subscription Agreement, the Company's Board of Directors shall appoint Purchaser to serve as Chairman of the Company's Board of Directors until the next election of the Company's Directors, and the Company's Board of Directors shall appoint Purchaser to serve as the Company's Chief Executive Officer.

5.          REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.  The Purchaser
            -----------------------------------------------
hereby represents and warrants to the Company as follows:

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

            5.1 LEGAL POWER. The Purchaser has the requisite legal power to enter into this Agreement and the Subscription Agreements, to purchase the Shares hereunder and thereunder, and to carry out and perform its obligations under the terms of this Agreement and the Subscription Agreements.

            5.2 DUE EXECUTION. This Agreement has been duly authorized, executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Purchaser enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

            5.3 INITIATION OF REFERRAL BUSINESS. Upon Purchaser's appointment as the Chairman of the Company's Board of Directors and the Company's Chief Executive Officer, Purchaser shall initiate an investment banking referral business (but shall not transfer the assets of that business) with the Company with a minimum annual gross revenue equal to $2.5 Million.

6. VOTING RIGHTS OF PURCHASER. For a period of twelve (12) months following the issuance of the Shares to Purchaser, Purchaser shall not vote such Shares in favor of a liquidation of the Company or a merger or conversion of the Company with any Affiliated Entity. For the purposes of this Section 5, the term "Affiliated Entity" shall mean any corporation, partnership, limited liability company, unincorporated organization, trust or other entity in which Purchaser beneficially owns, directly or indirectly, five percent (5%) or more of the voting securities.

7.          MISCELLANEOUS.
            -------------

            7.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflicts of laws provisions thereof.

            7.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein or in the Subscription Agreements shall survive the closing of the transactions contemplated hereby.

            7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

            7.4 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto, the Subscription Agreements and the other documents required to be delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to the other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies,

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


                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            7.5 SEPARABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            7.6 NOTICES. Except as otherwise expressly provided in this Agreement, any notice or request to be given hereunder by either party to the other shall be in writing and may be affected either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the following addresses, but either party may change its notice address by providing written notice to the other in accordance with this Subsection.

              If to the Company:           1-800-Attorney, Inc.
                                           186 Attorneys.com Court
                                           Lake Helen, Florida 32744
                                           Facsimile:  (386) 228-0276
                                           Attn:  William J. Wrigley

                 with a copy to:           Holland & Knight LLP
                                           200 South Orange Avenue, Suite 2600
                                           Orlando, Florida 32801
                                           Facsimile: (407) 244-5288
                                           Attn:  Louis T.M. Conti, Esq.

            If to the Purchaser:           Rubin Investment Group, Inc.
                                           405 Lexington Avenue
                                           50th Floor
                                           New York, New York 10174
                                           Facsimile: (212) 599-3484
                                           Attn:  Dan Rubin

            7.7 FEES AND EXPENSES. Each party shall pay its own legal expenses relating to this Agreement. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and legal costs in connection therewith.

            7.8 TITLES AND SUBTITLES. The titles of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            7.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

            7.10 GENDER. All references to "Purchaser," "it" or "he" herein shall be deemed to include the masculine and the feminine with reference to any individuals and the neuter with reference to any artificial persons.





            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         "COMPANY"

                                         1-800-ATTORNEY, INC.


                                         By: /s/ J. William Wrigley
                                            ------------------------------------
                                         Name: J. William Wrigley
                                              ----------------------------------
                                         Title: President
                                               ---------------------------------


                                         "PURCHASER"


                                         RUBIN INVESTMENT GROUP, INC.


                                         By: /s/ Dan Rubin
                                            ------------------------------------
                                         Name: Dan Rubin
                                              ----------------------------------
                                         Title: CEO
                                               ---------------------------------





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